EXHIBIT 10.31

                           SECOND AMENDMENT TO THE
             MORRISON HEALTH CARE, INC. 1996 STOCK INCENTIVE PLAN


      THIS SECOND AMENDMENT is made as of this 26th day of June, 1997, by Morrison Health Care, Inc., a corporation duly organized and existing under the laws of the State of Georgia (hereinafter called the "Company").


                             W I T N E S S E T H:


      WHEREAS, the Company maintains the Morrison Health Care, Inc. 1996 Stock Incentive Plan under an indenture which was adopted as of February 23, 1996 (the "Plan");

      WHEREAS, the Company desires to amend the Plan to reflect an increase in the number of shares authorized for issuance thereunder; and

      WHEREAS, the Board of Directors of the Company has duly approved and authorized this amendment to the Plan;


      NOW, THEREFORE, the Company does hereby amend the Plan, effective as of the date first set forth above, as follows:


1. By deleting the first sentence of Section 2.2 in its entirety and by substituting therefor the following:

      "Subject to adjustment in accordance with Section 5.2, 1,750,000 shares of Stock (the `Maximum Plan Shares') are hereby reserved exclusively for issuance pursuant to Stock Incentives."

2. Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to the adoption of this Second Amendment.

3. Notwithstanding the foregoing, the adoption of this Second Amendment is subject to the approval of the stockholders of the Company and in the event that the stockholders of the Company fail to approve such adoption within twelve months from the date first set forth above, the adoption of this Second Amendment shall be null and void.


      IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on the day and year first above written.


                                    MORRISON HEALTH CARE, INC.


                             By: /s/ Glenn Davenport
                                    -----------------------
                             Title:President and CEO


ATTEST:

By:  /s/John E. Fountain

Title:  Secretary



      (CORPORATE SEAL)